EMLES TRUST

Emles Luxury Goods ETF	Cboe BZX Ticker: LUXE
Emles Federal Contractors ETF	Cboe BZX Ticker: FEDX
Emles Real Estate Credit ETF	Cboe BZX Ticker: REC
Emles @Home ETF	Cboe BZX Ticker: LIV
Emles Made in America ETF	Cboe BZX Ticker: AMER

Supplement dated May 20, 2021
to the Prospectuses and Statement of Additional Information dated October 8, 2020

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Effective May 20, 2021, Agam Sharma no longer serves as portfolio manager to the Emles Luxury Goods ETF, Emles Federal Contractors ETF, Emles Real Estate Credit ETF, Emles @Home ETF and Emles Made in America ETF (each a “Fund” and collectively, the “Funds”). As such, all references to Agam Sharma should be disregarded. Effective May 20, 2021, Eric Qian serves as a portfolio manager for each of the aforementioned Funds.

The following revisions are made to each Fund’s prospectus and statement of additional information:

In the section “Portfolio Managers” in the summary section of the prospectus, Eric Qian is added as a portfolio manager.

In the section “INVESTMENT MANAGEMENT – Portfolio Managers” in the prospectus, the following information is added:

Eric Qian. After graduating from the University of Maryland in 2015, Mr. Qian joined BlackRock as a portfolio analyst where he was involved in portfolio construction, implementation, and analytics across multi-sector, public, and private credit funds. During this time, Mr. Qian contributed to internal and external engagements spanning launches of novel asset risk models, equity derivative valuation models, and BlackRock Self Indexing (now, BlackRock Index Services). Prior to joining Emles, Mr. Qian was a lead index manager at Nasdaq where he enabled the index business’ quantitative capabilities and regulatory compliance, while also managing over $50 billion in multi-asset index AUM across sector indexes, systematic factor strategies, and strategic product relationships.

In the section “PORTFOLIO MANAGERS” in the statement of additional information, Eric Qian is added to the table of portfolio managers for each Fund. As of the date of this supplement, Mr. Qian does not manage any accounts (other than the Funds) and he does not beneficially own any shares of the Funds.

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This Supplement dated May 20, 2021, and the Prospectuses and Statement of Additional Information dated October 8, 2020, provide relevant information for all shareholders and should be retained for future reference. The Prospectuses and the Statement of Additional Information have been filed with the Securities and Exchange Commission, are incorporated by reference, and can be obtained without charge by calling (833) 673-2661.